EXHIBIT 99.2
                                 ------------

           Computational Materials prepared by Goldman, Sachs & Co.
              in connection with GSAA Home Equity Trust 2005-10,
                   Asset-Backed Certificates, Series 2005-10

Goldman Sachs                     GSAA 05 10
==============================================================================

------------------------------------------------------
Stats
------------------------------------------------------
Count: 2602
Schedule Balance: $672,784,885.89
AverageSched Bal: $258,564.52
GrossWAC: 6.821
NetWAC: 6.314
OTERM: 360
RTERM: 357
ATERM: 0
AGE: 3
First CAP: 2.00
Periodic CAP: 1.00
MAXRATE: 12.82
MINRATE: 6.82
MTR: 23.72
MARGIN: 5.64
OLTV: 81.89
COLTV: 86.69
FICO: 666.970
------------------------------------------------------



------------------------------------------------------
Current Rate                                  Percent
------------------------------------------------------
4.501 - 5.000                                    1.44
5.001 - 5.500                                    4.77
5.501 - 6.000                                    9.76
6.001 - 6.500                                   20.78
6.501 - 7.000                                   28.34
7.001 - 7.500                                   17.38
7.501 - 8.000                                   10.83
8.001 - 8.500                                    3.25
8.501 - 9.000                                    2.25
9.001 - 9.500                                    0.53
9.501 - 10.000                                   0.40
10.001 >=                                        0.28
------------------------------------------------------
Total:                                         100.00
------------------------------------------------------



------------------------------------------------------
Scheduled Balance                             Percent
------------------------------------------------------
50,000.01 - 100,000.00                           1.77
100,000.01 - 150,000.00                          8.01
150,000.01 - 200,000.00                         11.99
200,000.01 - 250,000.00                         13.53
250,000.01 - 275,000.00                          7.88
275,000.01 - 350,000.00                         19.71
350,000.01 - 400,000.00                         10.88
400,000.01 - 450,000.00                          8.13
450,000.01 - 500,000.00                          6.37
500,000.01 - 550,000.00                          3.75
550,000.01 - 600,000.00                          4.40
600,000.01 - 750,000.00                          3.59
------------------------------------------------------
Total:                                         100.00
------------------------------------------------------



------------------------------------------------------
Original Term                                 Percent
------------------------------------------------------
180                                              0.04
360                                             99.96
------------------------------------------------------
Total:                                         100.00
------------------------------------------------------



------------------------------------------------------
RemTerm                                       Percent
------------------------------------------------------
178.000                                          0.04
356.000                                          1.49
357.000                                         51.39
358.000                                         47.09
------------------------------------------------------
Total:                                         100.00
------------------------------------------------------



------------------------------------------------------
Am WAM                                        Percent
------------------------------------------------------
0.000 - 59.999                                 100.00
------------------------------------------------------
Total:                                         100.00
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------------------------------------------------------
Age                                           Percent
------------------------------------------------------
2                                               47.12
3                                               51.39
4                                                1.49
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Total:                                         100.00
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------------------------------------------------------
States                                        Percent
------------------------------------------------------
CA                                              45.95
FL                                               9.83
AZ                                               3.02
NY                                               6.00
MD                                               4.04
IL                                               2.64
NJ                                               3.27
NV                                               2.84
WA                                               2.67
MN                                               2.17
Other                                           17.58
------------------------------------------------------
Total:                                         100.00
------------------------------------------------------



------------------------------------------------------
Original LTV                                  Percent
------------------------------------------------------
0.001 - 50.000                                   1.51
50.001 - 60.000                                  2.61
60.001 - 70.000                                  5.13
70.001 - 75.000                                  5.75
75.001 - 80.000                                 34.99
80.001 - 85.000                                 13.66
85.001 - 90.000                                 27.82
90.001 - 95.000                                  8.52
------------------------------------------------------
Total:                                         100.00
------------------------------------------------------


------------------------------------------------------
Combined LTV                                  Percent
------------------------------------------------------
0.001 - 50.000                                   1.51
50.001 - 60.000                                  2.61
60.001 - 70.000                                  5.13
70.001 - 75.000                                  5.75
75.001 - 80.000                                 11.04
80.001 - 85.000                                 13.59
85.001 - 90.000                                 27.66
90.001 - 95.000                                  8.96
95.001 - 100.000                                23.75
------------------------------------------------------
Total:                                         100.00
------------------------------------------------------



------------------------------------------------------
FICO                                          Percent
------------------------------------------------------
620.000 - 639.999                               25.46
640.000 - 659.999                               25.23
660.000 - 679.999                               19.17
680.000 - 699.999                               12.67
700.000 - 719.999                                7.04
720.000 - 739.999                                5.18
740.000 - 759.999                                2.96
760.000 - 779.999                                1.65
780.000 - 799.999                                0.52
800.000 - 819.999                                0.13
------------------------------------------------------
Total:                                         100.00
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------------------------------------------------------
PMI                                           Percent
------------------------------------------------------
OLTV <= 80 - NO MI                              50.00
OLTV > 80 - NO MI                               50.00
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Total:                                         100.00
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------------------------------------------------------
Occupancy Code                                Percent
------------------------------------------------------
NON OWNER                                        0.38
OWNER OCCUPIED                                  98.29
SECOND HOME                                      1.32
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Total:                                         100.00
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------------------------------------------------------
Property Type                                 Percent
------------------------------------------------------
2-4 FAMILY                                       6.56
CONDO                                            6.78
PUD                                              8.69
SINGLE FAMILY                                   77.97
------------------------------------------------------
Total:                                         100.00
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------------------------------------------------------
Purpose                                       Percent
------------------------------------------------------
CASHOUT REFI                                    66.83
PURCHASE                                        28.01
RATE/TERM REFI                                   5.16
------------------------------------------------------
Total:                                         100.00
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------------------------------------------------------
Documentation Type                            Percent
------------------------------------------------------
FULL DOC                                        61.55
LIMITED DOC                                      8.43
STATED DOC                                      30.02
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Total:                                         100.00
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------------------------------------------------------
Interest Only                                 Percent
------------------------------------------------------
Y                                              100.00
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Total:                                         100.00
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------------------------------------------------------
Interest Only Term                            Percent
------------------------------------------------------
24.000                                          36.16
36.000                                          10.24
60.000                                          53.60
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Total:                                         100.00
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------------------------------------------------------
Silent                                        Percent
------------------------------------------------------
N                                               75.73
Y                                               24.27
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Total:                                         100.00
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------------------------------------------------------
Prepay Flag                                   Percent
------------------------------------------------------
N                                               25.31
Y                                               74.69
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Total:                                         100.00
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------------------------------------------------------
Prepay Term                                   Percent
------------------------------------------------------
0.000                                           25.31
12.000                                           3.68
24.000                                          20.05
30.000                                           0.06
36.000                                          50.90
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Total:                                         100.00
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------------------------------------------------------
DTI                                           Percent
------------------------------------------------------
0.001 - 10.000                                   0.66
10.001 - 20.000                                  3.68
20.001 - 30.000                                 11.33
30.001 - 40.000                                 29.68
40.001 - 50.000                                 54.65
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Total:                                         100.00
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------------------------------------------------------
Conforming                                    Percent
------------------------------------------------------
CONFORMING                                      67.48
NON CONFORMING                                  32.52
------------------------------------------------------
Total:                                         100.00
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------------------------------------------------------
Arm Index                                     Percent
------------------------------------------------------
6 MONTH LIBOR                                   88.08
UNKNOWN                                         11.92
------------------------------------------------------
Total:                                         100.00
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------------------------------------------------------
Margins                                       Percent
------------------------------------------------------
<= 1.000                                        11.92
2.001 - 2.500                                    0.02
2.501 - 3.000                                    0.28
3.001 - 3.500                                    0.49
3.501 - 4.000                                    2.96
4.001 - 4.500                                    0.76
4.501 - 5.000                                    6.87
5.001 - 5.500                                   20.22
5.501 - 6.000                                   56.44
7.001 >=                                         0.04
------------------------------------------------------
Total:                                         100.00
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------------------------------------------------------
First Adjustment Cap                          Percent
------------------------------------------------------
0.000                                           11.92
2.000                                           88.08
------------------------------------------------------
Total:                                         100.00
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------------------------------------------------------
Periodic Cap                                  Percent
------------------------------------------------------
0.000                                           11.92
1.000                                           88.08
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Total:                                         100.00
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------------------------------------------------------
Max Rate                                      Percent
------------------------------------------------------
<= 5.000                                        11.92
10.501 - 11.000                                  1.44
11.001 - 11.500                                  4.42
11.501 - 12.000                                  8.61
12.001 - 12.500                                 17.58
12.501 - 13.000                                 24.60
13.001 - 13.500                                 15.77
13.501 - 14.000                                  9.59
14.001 - 14.500                                  2.88
14.501 - 15.000                                  2.06
15.001 >=                                        1.13
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Total:                                         100.00
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------------------------------------------------------
Floor Rate                                    Percent
------------------------------------------------------
<= 1.000                                        11.92
4.501 - 5.000                                    1.44
5.001 - 5.500                                    4.42
5.501 - 6.000                                    8.61
6.001 - 6.500                                   17.58
6.501 - 7.000                                   24.60
7.001 >=                                        31.44
------------------------------------------------------
Total:                                         100.00
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------------------------------------------------------
Months To Roll                                Percent
------------------------------------------------------
0.                                              11.92
20.                                              1.13
21.                                             37.40
22.                                             33.02
32.                                              0.36
33.                                              6.58
34.                                              9.58
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Total:                                         100.00
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------------------------------------------------------
Number of Units                               Percent
------------------------------------------------------
1                                               93.44
2                                                4.83
3                                                1.41
4                                                0.32
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Total:                                         100.00
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------------------------------------------------------
Product Type                                  Percent
------------------------------------------------------
15 YEAR FIXED                                    0.04
2 YEAR ARM                                      71.35
3 YEAR ARM                                      16.73
30 YEAR FIXED                                   11.89
------------------------------------------------------
Total:                                         100.00
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------------------------------------------------------
Self Employment Flag                          Percent
------------------------------------------------------
N                                               77.39
Y                                               22.61
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Total:                                         100.00
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------------------------------------------------------
Originator                                    Percent
------------------------------------------------------
AMERIQUEST                                     100.00
------------------------------------------------------
Total:                                         100.00
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                               Aug 1, 2005 12:06                  Page 1 of 1